                               Semi-Annual Report


-------------------------------------------------------------------------------
                             Dreyfus Premier State
                              Municipal Bond Fund
                              Pennsylvania Series
-------------------------------------------------------------------------------




                                October 31, 1997
                                     [LOGO]

Dreyfus Premier State Municipal Bond Fund,  Pennsylvania Series
-------------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:
   We are pleased to report the performance for Dreyfus Premier State Municipal Bond Fund--Pennsylvania Series for the six-month period ended October 31, 1997 as shown in the following table:

                                                                 Annualized
                                             Total Return*   Distribution Rate**
                                             -------------   -------------------
   Class A Shares............................   6.65%               4.84%
   Class B Shares............................   6.32%               4.57%
   Class C Shares............................   6.22%               4.15%

Economic Review
   With the level of inflation as low as it has been seen since 1964 and unemployment still near a 23-year low, the economy continued its solid growth over the reporting period. Gross Domestic Product (the "GDP")--the dollar total of all goods and services produced in the United States--has grown in excess of 3% for each of the past four quarters, a level and consistency of gain unmatched since 1984. This extraordinary economic performance has been fueled by huge business investment in new plant and equipment as well as a renewed surge in consumer spending over the summer. Consumers play a substantial role in determining the course of the economy, since their spending accounts for two thirds of all economic activity. Retail sales rose through the summer and into September, although there was some sign of deceleration as the third quarter progressed.
   The big economic story continued to be the lack of inflation in an economy now in its seventh year of expansion. This remarkable price stability, at a time in the business cycle when inflationary pressures would usually be apparent, has enabled the Federal Reserve Board (the "Fed") to refrain from tightening monetary policy. The Federal Open Market Committee (the "FOMC"), the policy-making arm of the Fed, has raised interest rates just once in over two years, a period roughly coinciding with the surge of growth in the economy. The last increase in short-term interest rates came on March 25, 1997, when the FOMC increased the Federal Funds rate by a modest one quarter of a percentage point to 5.50%. (The Federal Funds rate is the rate of interest that banks charge one another for overnight loans.)
   Of course, the recent financial market turbulence arising from currency devaluations in some of the economically weaker Southeast Asian countries has added a cautionary note to any Fed monetary actions that might further roil investment markets. The Southeast Asian economies have been cooling or in outright recession for some time, and represent a large share of the global economy and the U.S. import/export market. The recent crisis has boosted the value of the U.S. dollar and could further dampen the demand for U.S. exports to this region. This bodes well for continued low inflation in the U.S. and weakens the argument that we are on the brink of price acceleration.
   In fact, inflation remains in check. The Implicit Price Deflator, an indicator of inflation that measures the prices of all goods and services in the U.S., has risen at an annual rate of less than 2% for the past two quarters. This favorable trend in prices has been mirrored by both the Consumer Price Index (a measure of the average change in the prices paid by urban consumers for a fixed market basket of goods and services) and the Producer Price Index (a measure of the average change in the prices of all commodities, at all stages of processing, produced for sale in primary markets in the U.S.). The Labor Department's Employment Cost Index, a broad measure of changes in wages and benefits, has indicated relatively modest increases in labor costs. Still, the labor market remains tight, with the unemployment rate at a low level unmatched in 23 years.
   Whether the economy will slow without further monetary restraint by the Fed remains an open question. Industrial production has been strong and operating rates, an indicator of possible future price pressures, have edged to their highest level in two years. Of paramount concern to Fed Chairman
Alan Greenspan is the possibility of continuing economic growth so strong that the unemployment rate is driven even lower, and a subsequent corresponding upsurge in wage rates reignites inflation. The performance of the economy over the coming months appears crucial in determining whether the Fed will actively restrain the economy. We remain alert to changes in economic trends that would increase the risk of rising inflation and, consequently, the prospect of higher interest rates.

Market Environment
   The supply of new issues in Pennsylvania has been rather modest over the last year, but whenever a large or small issue has been attractively priced, the Fund has participated in those new issues. On the other hand, demand has remained quite strong because secondary supply is usually low. Hence, the Fund was able to slowly sell bonds which had achieved our price goals. When the municipal bond markets become weak, the secondary supply of Pennsylvania issues usually increases because national bond funds will sell Pennsylvania issues when they need to raise cash. Thus, the Fund has been able to purchase undervalued Pennsylvania issues in the secondary markets. The Fund intends to continue to purchase both primary and secondary issues that represent value when they become available.
   Municipals have gone from being fairly valued to currently being very cheap when compared to the U. S. Government bond market, because municipal supply increased as the bond yields declined. This trend is especially true of the long-maturity bonds, where the bulk of new issue supply has traditionally been issued. Supply normally declines as we approach the end of the year, while demand should increase because of heavy interest payments and bond maturities on January 1, 1998. Municipals should then have a good chance of outperforming the Treasury market.

The Portfolio
   Interest rates were fairly low in late 1996 and early 1997, so the Fund maintained a defensive posture and purchased modest premium bonds which were expected to perform well in a declining market. In the spring of 1997, when interest rates rose, the Fund reversed its strategy and purchased deep discount securities with short calls and higher yields. These bonds represented excellent value because they were out of favor with many institutional fund managers, and were purchased at a substantial discount when compared to the rest of the municipal market. By June of 1997, interest rates had fallen and the Fund's strategy reverted back to buying bonds at a moderate premium. This strategy has remained in place with the exception of an occasional purchase of a deep discount with an attractive yield.
   The Fund is constantly selling bonds priced at modest discounts which have achieved our price objective and are yielding a low return. Certain types of investors tend to favor this type of bond, so the Fund can frequently take advantage of this situation. Since the Fund is either buying discounts or premiums at attractive yields, it can afford to sell these issues when they become slight discounts because they have achieved our performance goals.
   Lower rated issues remain very expensive when compared to higher rated securities. The Fund continues to take advantage of this tight spread relationship by favoring higher rated securities which are traditionally more liquid. This strategy will give the Fund more flexibility to react to a weak market which can experience liquidity constraints.
   The Fund's Class A shares had a six-month total return on October 31, 1997 of 6.65%, which compares favorably to the Lipper Pennsylvania Municipal Bond average of 6.07%.*** Because the Fund positioned itself defensively in late 1996 when interest rates were low, it was able to take advantage of the declining market that occurred in the spring of 1997 by purchasing issues which were undervalued.

   Included in this report is a series of detailed statements about your Fund's holdings and its financial condition. We hope they are informative. Please know that we greatly appreciate your continued confidence in the Fund and in The Dreyfus Corporation.
                                       Very truly yours,

                                       [GRAPHIC OMITTED]

                                       Richard J. Moynihan
                                       Director, Municipal Portfolio Management
                                       The Dreyfus Corporation

November 18, 1997
New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares or the contingent deferred sales charge imposed on redemptions in the case of Class B shares and Class C shares.
** Distribution rate per share is based upon dividends per share paid from net investment income during the period (annualized), divided by the maximum offering price at the end of the period in the case of Class A shares, or the net asset value per share in the case of Class B shares and Class C shares. Some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders.
*** The Lipper Pennsylvania Municipal Bond average reflects the reinvestment of dividends and capital gains distributions. The Lipper average does not include the effect of applicable sales loads.

Dreyfus Premier State Municipal Bond Fund,  Pennsylvania Series
-------------------------------------------------------------------------------
Statement of Investments                           October 31, 1997 (Unaudited)

                                                                                              Principal
Long-Term Municipal Investments--99.0%                                                          Amount            Value
-------------------------------------------------------------------------------             --------------   -------------
Pennsylvania--94.4%
Allegheny County Higher Educational Building Authority, University Revenue
  (Duquesne University Project) 5%, 3/1/2021 (Insured; AMBAC)..................              $ 2,000,000      $ 1,922,640
Allegheny County Industrial Development Authority, Medical Center Revenue
  Refunding (Presbyterian Medical Center of Oakmont Pennsylvania, Inc.)
  6.75%, 2/1/2026 (Insured; FHA)...............................................                1,880,000        2,031,697
Allegheny County Residential Finance Authority, SFMR:
  7.40%, 12/1/2022.............................................................                1,810,000        1,920,374
  7.95%, 6/1/2023..............................................................                1,245,000        1,312,902
Beaver County Industrial Development Authority, PCR, Refunding:
  (Ohio Edison Project) 7.75%, 9/1/2024........................................                3,150,000        3,329,424
  (Pennsylvania Power Company Mansfield Project) 7.15%, 9/1/2021...............                3,000,000        3,196,800
Berks County Municipal Authority, Revenue
  (Phoebe Berks Village, Inc. Project) 8.25%, 5/15/2022........................                2,445,000        2,627,959
Bethlehem Authority, Water Revenue, Refunding
  5.20%, 11/15/2021 (Insured; MBIA)............................................                2,700,000        2,641,923
Blair County Hospital Authority, Revenue (Altoona Hospital Project)
  6.375%, 7/1/2013 (Insured; AMBAC)............................................                5,000,000        5,438,400
Bradford County Industrial Development Authority, SWDR
  (International Paper Company Projects) 6.60%, 3/1/2019.......................                4,250,000        4,645,080
Butler County Hospital Authority, Health Center Revenue, Refunding,
  (Saint Francis Health Care Project) 6%, 5/1/2008.............................                1,860,000        1,969,963
Cambria County Industrial Development Authority, RRR
  (Cambria Cogen Project):
    7.75%, 9/1/2019, Series F-1 (LOC; Fuji Bank) (a)...........................                1,750,000        1,789,410
    7.75%, 9/1/2019, Series F-2 (LOC; Fuji Bank) (a)...........................                2,750,000        2,811,930
Downingtown Area School District 5.55%, 4/1/2018...............................                1,540,000        1,568,182
Erie City School District 5.75%, 5/1/2026 (Insured; MBIA)......................                1,500,000        1,542,615
Erie County Higher Education Building Authority, College Revenue, Refunding
  (Mercyhurst College Project) 5.75%, 3/15/2020................................                2,000,000        2,014,360
Harrisburg Authority, Revenue (Pooled Bond Program)
  5.625%, 9/15/2022 (Insured; MBIA)............................................                1,000,000        1,021,580
Hazleton Area School District 5%, 3/1/2017 (Insured; FGIC) (b).................                5,750,000        5,548,750
Lancaster County Hospital Authority, Revenue, Refunding
  (Health Center--Masonic Homes Project)
  5%, 11/15/2020 (Insured; AMBAC)..............................................                1,625,000        1,543,961
Lehigh County General Purpose Authority, Revenue (Wiley House):
  8.75%, 11/1/2014.............................................................                3,785,000        3,963,236
  9.50%, 11/1/2016.............................................................                4,930,000        5,403,181
Luzerne County Industrial Development Authority, Exempt Facilities Revenue, Refunding
  (Pennsylvania Gas and Water Company Project) 7.125%, 12/1/2022...............                4,000,000        4,386,400


Dreyfus Premier State Municipal Bond Fund,  Pennsylvania Series
-------------------------------------------------------------------------------
Statement of Investments (continued)               October 31, 1997 (Unaudited)

                                                                                             Principal
Long-Term Municipal Investments (continued)                                                    Amount             Value
-------------------------------------------------------------------------------             -------------    -------------
Pennsylvania (continued)
Mc Keesport Area School District
  6%, Series A, 10/1/2025 (Insured; FSA).......................................             $  4,000,000     $  4,225,800
  6%, Series C, 10/1/2025 (Insured; FSA).......................................                1,025,000        1,082,861
Meadville 5.25%, 10/1/2025 (Insured; AMBAC)....................................                2,255,000        2,203,225
Montgomery County 5.40%, 9/15/2019.............................................                2,360,000        2,385,795
Montgomery County Higher Educational and Health Authority, Revenue:
  First Mortgage (Montgomery Income Project) 10.50%, 9/1/2020..................                2,935,000        3,193,867
  (Northwestern Corporation):
    8.375%, 6/1/2009...........................................................                2,685,000        2,891,826
    7.125%, 6/1/2018...........................................................                2,050,000        2,195,776
Montgomery County Industrial Development Authority, RRR
  7.50%, 1/1/2012 (LOC; Banque Paribas) (a)....................................               14,715,000       16,203,864
Norristown Municipal Waste Authority, Sewer Revenue
  5.125%, 11/15/2023 (Insured; FGIC) (c).......................................                6,400,000        6,163,968
Northampton County Industrial Development Authority, PCR, Refunding
  (Bethlehem Steel) 7.55%, 6/1/2017............................................                5,700,000        6,302,433
Pennsylvania, COP, Refunding 5%, 7/1/2015 (Insured; AMBAC).....................               14,835,000       14,261,627
Pennsylvania Economic Development Financing Authority:
  Exempt Facilities Revenue (Macmillan Ltd. Partnership Project) 7.60%, 12/1/2020              3,500,000        4,068,085
  RRR (Northampton Generating Project):
    6.40%, 1/1/2009............................................................                2,500,000        2,588,825
    6.50%, 1/1/2013............................................................                6,500,000        6,751,355
  Wastewater Treatment Revenue (Sun Co. Inc.--R and M Project) 7.60%, 12/1/2024.               4,240,000        4,906,994
Pennsylvania Higher Education Assistance Agency, Student Loan Revenue
  7.05%, 10/1/2016 (Insured; AMBAC)............................................                2,500,000        2,651,500
Pennsylvania Housing Finance Agency:
  6.50%, 7/1/2023..............................................................                2,750,000        2,899,930
  Single Family Mortgage:
    6.75%, 4/1/2016............................................................                3,000,000        3,234,180
    6.85%, 4/1/2016 (Insured; FHA).............................................                3,700,000        3,939,501
    7.875%, 10/1/2020..........................................................                1,435,000        1,493,448
    6.90%, 4/1/2025............................................................                6,250,000        6,763,188
Pennsylvania Turnpike Commission, Revenue:
  Oil Franchise Tax 5.50%, 12/1/2012 (Insured; AMBAC)..........................                2,575,000        2,654,671
  Turnpike 5.50%, 12/1/2017 (Insured; MBIA)....................................                1,000,000        1,007,210
Philadelphia:
  5%, 5/15/2020 (Insured; MBIA)................................................                2,250,000        2,161,755
  Gas Works Revenue:
    5.25%, 8/1/2024 (Insured; FSA).............................................                5,000,000        4,887,150
    6.375%, 7/1/2026 (Insured; CMAC)...........................................                6,885,000        7,397,588


Dreyfus Premier State Municipal Bond Fund,  Pennsylvania Series
-------------------------------------------------------------------------------
Statement of Investments (continued)               October 31, 1997 (Unaudited)

                                                                                                Principal
Long-Term Municipal Investments (continued)                                                       Amount           Value
-------------------------------------------------------------------------------              -------------     ------------
Pennsylvania (continued)
Philadelphia (continued):
  Water and Wastewater Revenue, Refunding:
    5.75%, 6/15/2013 (Insured; MBIA)...........................................               $  8,000,000     $  8,314,240
    5.25%, 6/15/2023 (Insured; MBIA)...........................................                 15,755,000       15,364,118
Philadelphia Hospital and Higher Education Facilities Authority:
  HR:
    (Albert Einstein Medical Center) 7%, 10/1/2021.............................                  1,500,000        1,619,010
    (Refunding--Children's Hospital) 5%, 2/15/2021 (Insured; MBIA)..............                10,565,000        9,981,072
    (Refunding--Temple University Hospital) 6.625%, 11/15/2023..................                16,240,000       17,549,756
  Revenue (Northwestern Corporation) 8.375%, 6/1/2009..........................                  1,885,000        2,022,228
Pittsburgh Urban Redevelopment Authority:
  Mortgage Revenue:
    7.05%, 4/1/2023............................................................                  1,785,000        1,883,514
    (Refunding--Sidney Square Project) 6.65%, 9/1/2028..........................                 3,350,000        3,499,544
  Single Family Mortgage 7.40%, 4/1/2024.......................................                    860,000          909,596
Pittsburgh Water and Sewer Authority, Water and Sewer System Revenue
  5.65%, 9/1/2025 (Insured; FGIC)..............................................                  2,000,000        2,039,100
Schuylkill County Industrial Development Authority, Refunding
  First Mortgage Revenue (Valley Health Concerns) 8.75%, 3/1/2012..............                  2,500,000        2,612,825
Washington County Industrial Development Authority, PCR
  (West Pennsylvania Power Company Mitchell) 6.05%, 4/1/2014 (Insured; AMBAC)..                  3,000,000        3,216,450
Washington County Industrial Development Authority, Revenue, Refunding
  (Presbyterian Medical Center) 6.75%, 1/15/2023 (Insured; FHA)................                  3,000,000        3,237,390
West Shore Area Hospital Authority, HR, Refunding
  (Holy Spirit Hospital Project) 5.65%, 1/1/2017 (Insured; MBIA)...............                  2,200,000        2,248,796

U.S. Related--4.6%
Guam Airport Authority, Revenue, Refunding 6.50%, 10/1/2023....................                  2,000,000        2,150,820
Guam Government 5.375%, 11/15/2013.............................................                  4,000,000        3,959,680
Puerto Rico Highway and Transportation Authority, Highway Revenue
  5.40%, 7/1/2006..............................................................                  1,000,000        1,035,400
Puerto Rico Public Buildings Authority, Guaranteed Public Education and Health
  Facilities, Refunding 5.70%, 7/1/2009 (Insured; FSA).........................                  5,000,000        5,454,151
                                                                                                               ------------
TOTAL LONG-TERM MUNICIPAL INVESTMENTS
  (cost $253,904,654)..........................................................                                $268,244,879
                                                                                                              =============

Short-Term Municipal Investments--1.0%
-------------------------------------------------------------------------------

Pennsylvania:
Philadelphia Regional Port Authority, LR, Refunding
  3.70% (Insured; MBIA) (d)
  (cost $2,600,000)............................................................               $  2,600,000     $  2,600,000
                                                                                                              =============
TOTAL INVESTMENTS--100.0%
  (cost $256,504,654)..........................................................                                $270,844,879
                                                                                                              =============


Dreyfus Premier State Municipal Bond Fund,  Pennsylvania Series
-------------------------------------------------------------------------------


Summary of Abbreviations
-----------------------------------------------------------------------------------------------------------------------------------

AMBAC      American Municipal Bond Assurance Corporation    LOC        Letter of Credit
CMAC       Capital Market Assurance Corporation             LR         Lease Revenue
COP        Certificate of Participation                     MBIA       Municipal Bond Investors Assurance
FGIC       Financial Guaranty Insurance Company                           Insurance Corporation
FHA        Federal Housing Administration                   PCR        Pollution Control Revenue
FSA        Financial Security Assurance                     RRR        Resources Recovery Revenue
HR         Hospital Revenue                                 SFMR       Single Family Mortgage Revenue
                                                            SWDR       Solid Waste Disposal Revenue


Summary of Combined Ratings (Unaudited)
-----------------------------------------------------------------------------------------------------------------------------------
Fitch (e)          or          Moody's           or           Standard & Poor's         Percentage of Value
-------                        --------                       ------------------         -----------------
AAA                            Aaa                            AAA                               50.8%
AA                             Aa                             AA                                 6.3
A                              A                              A                                 19.2
BBB                            Baa                            BBB                                9.5
Not Rated (f)                  Not Rated (f)                  Not Rated (f)                     14.2
                                                                                              -------
                                                                                               100.0%
                                                                                              =======


Notes to Statement of Investments:
-------------------------------------------------------------------------------

(a)Secured by letters of credit.
(b)Purchased on a delayed-delivery basis.
(c)Wholly held by custodian as collateral for delayed-delivery security.
(d)Inverse Floater Security--the interest rate is subject to change periodically.
(e)Fitch currently provides creditworthiness information for a limited number of investments.
(f)Securities which, while not rated by Fitch, Moody's and Standard & Poor's have been determined by the Fund's Manager to be of comparable quality to those rated securities in which the Fund may invest.




                                See notes to financial statements.

Dreyfus Premier State Municipal Bond Fund,  Pennsylvania Series
-------------------------------------------------------------------------------
Statement of Assets and Liabilities                October 31, 1997 (Unaudited)

                                                                                                   Cost            Value
                                                                                                ____________    ____________
ASSETS:                       Investments in securities--See Statement of Investments           $256,504,654    $270,844,879
                              Cash.............................................                                    4,269,682
                              Interest receivable..............................                                    5,144,816
                              Receivable for investment securities sold........                                      644,049
                              Receivable for shares of Beneficial Interest subscribed                                 67,202
                              Prepaid expenses.................................                                        7,269
                                                                                                                ------------
                                                                                                                 280,977,897
                                                                                                                ------------

LIABILITIES:                  Due to The Dreyfus Corporation and affiliates....                                      127,928
                              Due to Distributor...............................                                       89,245
                              Payable for investment securities purchased......                                    5,501,057
                              Payable for shares of Beneficial Interest redeemed                                      80,959
                              Accrued expenses and other liabilities...........                                       23,302
                                                                                                                ------------
                                                                                                                   5,822,491
                                                                                                                ------------

NET ASSETS.....................................................................                                 $275,155,406
                                                                                                                ============


REPRESENTED BY:               Paid-in capital..................................                                 $256,506,346
                              Accumulated net realized gain (loss) on investments                                  4,308,835
                              Accumulated net unrealized appreciation (depreciation)
                                on investments--Note 4..........................                                  14,340,225
                                                                                                                ------------

NET ASSETS.....................................................................                                 $275,155,406
                                                                                                                ============

                            NET ASSET VALUE PER SHARE
                          -----------------------------
                                                                      Class A         Class B         Class C
                                                                    ------------    ----------      ---------
Net Assets.....................................................     $201,458,612    $73,603,725      $93,069
Shares Outstanding.............................................       11,943,440      4,365,230        5,514


NET ASSET VALUE PER SHARE......................................           $16.87         $16.86       $16.88
                                                                          ======         ======       ======



                            See notes to financial statements.

Dreyfus Premier State Municipal Bond Fund,  Pennsylvania Series
-------------------------------------------------------------------------------
Statement of Operations           Six Months Ended October 31, 1997 (Unaudited)

INVESTMENT INCOME


INCOME                        Interest Income............................                                     $ 8,417,947


EXPENSES:                     Management fee--Note 3(a)..................              $ 764,091
                              Shareholder servicing costs--Note 3(c).....                455,381
                              Distribution fees--Note 3(b)...............                183,625
                              Professional fees..........................                 24,801
                              Custodian fees.............................                 15,008
                              Registration fees..........................                  7,290
                              Prospectus and shareholders' reports.......                  5,744
                              Trustees' fees and expenses--Note 3(d)......                 1,799
                              Loan commitment fees--Note 2................                 1,219
                              Miscellaneous..............................                 12,493
                                                                                       ---------
                                   Total Expenses........................                                       1,471,451
                                                                                                              -----------


INVESTMENT INCOME--NET....................................................                                      6,946,496



REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:
                              Net realized gain (loss) on investments....             $2,410,175
                              Net unrealized appreciation (depreciation)
                                on investments...........................              8,132,971
                                                                                      ----------


NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS...................                                     10,543,146
                                                                                                             -----------


NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.....................                                    $17,489,642
                                                                                                             ===========



                           See notes to financial statements.

Dreyfus Premier State Municipal Bond Fund,  Pennsylvania Series
-------------------------------------------------------------------------------
Statement of Changes in Net Assets

                                                                                Six Months Ended
                                                                                October 31, 1997      Year Ended
                                                                                   (Unaudited)      April 30, 1997
                                                                                ----------------    --------------
OPERATIONS:
   Investment income--net..................................................      $    6,946,496     $ 14,382,065
   Net realized gain (loss) on investments................................            2,410,175        3,061,864
   Net unrealized appreciation (depreciation) on investments..............            8,132,971        1,228,255
                                                                                 --------------     ------------
         Net Increase (Decrease) in Net Assets Resulting from Operations...          17,489,642       18,672,184
                                                                                 --------------     ------------
DIVIDENDS TO SHAREHOLDERS FROM:
   Investment income--net:
      Class A shares......................................................           (5,250,854)     (10,984,092)
      Class B shares......................................................           (1,693,865)      (3,396,735)
      Class C shares......................................................               (1,777)          (1,238)
   Net realized gain on investments:
      Class A shares......................................................              --            (2,286,800)
      Class B shares......................................................              --              (787,181)
      Class C shares......................................................              --                  (349)
                                                                                 --------------     ------------
         Total Dividends..................................................           (6,946,496)     (17,456,395)
                                                                                 --------------     ------------
BENEFICIAL INTEREST TRANSACTIONS:
   Net proceeds from shares sold:
      Class A shares......................................................            2,667,149        6,058,242
      Class B shares......................................................            2,308,198        4,097,969
      Class C shares......................................................               56,606           10,076
   Dividends reinvested:
      Class A shares......................................................            2,638,832        7,168,317
      Class B shares......................................................            1,054,116        2,677,413
      Class C shares......................................................                1,041            1,162
   Cost of shares redeemed:
      Class A shares......................................................          (12,840,904)     (29,721,693)
      Class B shares......................................................           (4,204,366)      (8,008,709)
      Class C shares......................................................                  (50)          --
                                                                                 --------------     ------------
         Increase (Decrease) in Net Assets from Beneficial Interest Transactions     (8,319,378)     (17,717,223)
                                                                                 --------------     ------------
            Total Increase (Decrease) in Net Assets.......................            2,223,768      (16,501,434)

NET ASSETS:
   Beginning of Period....................................................          272,931,638      289,433,072
                                                                                 --------------     ------------
   End of Period..........................................................         $275,155,406     $272,931,638
                                                                                 ==============     ============

                               See notes to financial statements.

Dreyfus Premier State Municipal Bond Fund,  Pennsylvania Series
-------------------------------------------------------------------------------
Statement of Changes in Net Assets (continued)

                                                                                               Shares
                                                                                  ---------------------------------
                                                                                  Six Months Ended
                                                                                  October 31, 1997     Year Ended
                                                                                     (Unaudited)     April 30, 1997
                                                                                  ----------------   --------------
CAPITAL SHARE TRANSACTIONS

   Class A
   --------
   Shares sold................................................................         160,192             371,907
   Shares issued for dividends reinvested.....................................         157,912             438,548
   Shares redeemed............................................................        (770,105)         (1,823,622)
                                                                                 -------------       -------------
                              Net Increase (Decrease) in Shares Outstanding...        (452,001)         (1,013,167)
                                                                                 =============       =============
   Class B
   --------
   Shares sold................................................................         138,531             251,681
   Shares issued for dividends reinvested.....................................          63,105             163,853
   Shares redeemed............................................................        (252,975)           (491,416)
                                                                                 -------------       -------------
                              Net Increase (Decrease) in Shares Outstanding...         (51,339)            (75,882)
                                                                                 =============       =============


   Class C
   --------
   Shares sold................................................................           3,466                 616
   Shares issued for dividends reinvested.....................................              62                  71
   Shares redeemed............................................................              (3)                --
                                                                                 -------------       -------------
                              Net Increase (Decrease) in Shares Outstanding...           3,525                 687
                                                                                 =============       =============


                          See notes to financial statements.

Dreyfus Premier State Municipal Bond Fund,  Pennsylvania Series
-------------------------------------------------------------------------------
Financial Highlights

   Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                          Class A Shares
                                                -----------------------------------------------------------------

                                                Six Months Ended
                                                October 31, 1997                Year Ended April 30,
                                                                    ---------------------------------------------
PER SHARE DATA:                                    (Unaudited)       1997     1996      1995     1994      1993
                                                   -----------      ------   ------    ------   ------    -------
   Net asset value, beginning of period.......       $16.23         $16.17   $16.12    $16.01   $16.61    $15.73
                                                     ------         ------   ------    ------   ------    ------
   Investment Operations:
   Investment income--net......................         .43            .85      .87       .91      .95      1.02
   Net realized and unrealized gain (loss)
      on investments..........................          .64            .24      .32       .11     (.57)      .99
                                                     ------         ------   ------    ------   ------    ------
   Total from Investment Operations...........         1.07           1.09     1.19      1.02      .38      2.01
                                                     ------         ------   ------    ------   ------    ------
   Distributions:
   Dividends from investment income--net.......        (.43)          (.85)    (.87)     (.91)    (.95)    (1.02)
   Dividends from net realized gain on investments      --            (.18)    (.27)      --      (.03)     (.11)
                                                     ------         ------   ------    ------   ------    ------
   Total Distributions........................         (.43)         (1.03)   (1.14)     (.91)    (.98)    (1.13)
                                                     ------         ------   ------    ------   ------    ------
   Net asset value, end of period.............       $16.87         $16.23   $16.17    $16.12   $16.01    $16.61
                                                     ======         ======   ======    ======   ======    ======
TOTAL INVESTMENT RETURN(1)....................        13.19% (2)      6.89%    7.46%     6.65%    2.17%    13.19%
RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets....          .92% (2)       .92%     .92%      .92%     .81%      .69%
   Ratio of net investment income
      to average net assets...................         5.14% (2)      5.22%    5.28%     5.77%    5.61%     6.24%
   Decrease reflected in above expense ratios
      due to undertakings by the Manager......          --             --       --        .01%     .12%      .25%
   Portfolio Turnover Rate....................        20.54% (3)     60.57%   52.69%    55.19%    7.21%     8.64%
   Net Assets, end of period (000's omitted)..     $201,459       $201,229 $216,802  $219,949 $235,619  $220,920

-----------------------
(1) Exclusive of sales load.
(2) Annualized.
(3) Not annualized.




                                 See notes to financial statements.

Dreyfus Premier State Municipal Bond Fund,  Pennsylvania Series
-------------------------------------------------------------------------------
Financial Highlights (continued)

   Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                          Class B Shares
                                                -----------------------------------------------------------------

                                                Six Months Ended
                                                October 31, 1997                Year Ended April 30,
                                                                    ---------------------------------------------
PER SHARE DATA:                                    (Unaudited)       1997     1996      1995     1994     1993(1)
                                                   -----------      ------   ------    ------   ------    -------
   Net asset value, beginning of period.......       $16.23         $16.16   $16.11    $16.01   $16.60    $16.10
                                                     ------         ------   ------    ------   ------    ------
   Investment Operations:
   Investment income--net......................         .39            .77      .79       .83      .85       .26
   Net realized and unrealized gain (loss)
      on investments..........................          .63            .25      .32       .10     (.56)      .50
                                                     ------         ------   ------    ------   ------    ------
   Total from Investment Operations...........         1.02           1.02     1.11       .93      .29       .76
                                                     ------         ------   ------    ------   ------    ------
   Distributions:
   Dividends from investment income--net.......        (.39)          (.77)    (.79)     (.83)    (.85)     (.26)
   Dividends from net realized gain on investments      --            (.18)    (.27)     --       (.03)      --
                                                     ------         ------   ------    ------   ------    ------
   Total Distributions........................         (.39)          (.95)   (1.06)     (.83)    (.88)     (.26)
                                                     ------         ------   ------    ------   ------    ------
   Net asset value, end of period.............       $16.86         $16.23   $16.16    $16.11   $16.01    $16.60
                                                     ======         ======   ======    ======   ======    ======
TOTAL INVESTMENT RETURN(2)....................        12.54% (3)      6.41%    6.92%     6.02%    1.65%    16.39% (3)
RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets....         1.44% (3)      1.43%    1.43%     1.44%    1.38%     1.14% (3)
   Ratio of net investment income
      to average net assets...................         4.62%(3)       4.71%    4.76%     5.22%    4.95%     4.90% (3)
   Decrease reflected in above expense ratios
      due to undertakings by the Manager......          --             --       --        .01%     .10%      .15% (3)
   Portfolio Turnover Rate....................        20.54% (4)     60.57%   52.69%    55.19%    7.21%     8.64%
   Net Assets, end of period (000's omitted)..      $73,604        $71,671  $72,610   $70,062  $59,057   $14,631

-------------------
(1) From January 15, 1993 (commencement of initial offering) to April 30, 1993.
(2) Exclusive of sales load.
(3) Annualized.
(4) Not annualized.


                                See notes to financial statements.

Dreyfus Premier State Municipal Bond Fund,  Pennsylvania Series
-------------------------------------------------------------------------------
Financial Highlights (continued)

   Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                           Class C Shares
                                                                             ---------------------------------------
                                                                             Six Months Ended
                                                                             October 31, 1997   Year Ended April 30,
                                                                                                --------------------
PER SHARE DATA:                                                                 (Unaudited)       1997       1996(1)
                                                                                -----------     -------     --------
   Net asset value, beginning of period......................................     $16.23         $16.16      $16.18
                                                                                  ------         ------      ------
   Investment Operations:
   Investment income--net....................................................        .35            .69         .53
   Net realized and unrealized gain (loss) on investments....................        .65            .25         .25
                                                                                  ------         ------      ------
   Total from Investment Operations..........................................       1.00            .94         .78
                                                                                  ------         ------      ------
   Distributions:
   Dividends from investment income--net......................................      (.35)          (.69)       (.53)
   Dividends from net realized gain on investments...........................         --           (.18)       (.27)
                                                                                  ------         ------      ------
   Total Distributions.......................................................       (.35)          (.87)       (.80)
                                                                                  ------         ------      ------
   Net asset value, end of period............................................     $16.88         $16.23      $16.16
                                                                                  ======         ======      ======
TOTAL INVESTMENT RETURN(2)...................................................      12.34%(3)       5.92%       6.71%(3)
RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets...................................       1.68%(3)       1.83%       1.70%(3)
   Ratio of net investment income to average net assets......................       3.95%(3)       4.28%       4.46%(3)
   Portfolio Turnover Rate...................................................      20.54%(4)      60.57%      52.69%
   Net Assets, end of period (000's Omitted).................................        $93            $32         $21

------------------
(1) From August 15, 1995 (commencement of initial offering) to April 30, 1996.
(2) Exclusive of sales load.
(3) Annualized.
(4) Not annualized.



                        See notes to financial statements.

Dreyfus Premier State Municipal Bond Fund,  Pennsylvania Series
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:
   Dreyfus Premier State Municipal Bond Fund (the "Trust") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company and operates as a series company currently offering thirteen series including the Pennsylvania Series (the "Fund"). The Fund's investment objective is to maximize current income exempt from Federal and, where applicable, from State income taxes, without undue risk. The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.
   Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares. The Fund is authorized to issue an unlimited number of $.001 par value shares in the following classes of shares: Class A, Class B and Class C shares. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase (five years for shareholders beneficially owning Class B shares on November 30, 1996) and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.
   The Trust accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.
   The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
   (a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.
   (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.
   The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.

Dreyfus Premier State Municipal Bond Fund,  Pennsylvania Series
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

   (c) Dividends to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.
   (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:
   The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary and emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. For the period ended October 31, 1997, the Fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:
   (a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the Fund's average daily net assets and is payable monthly.
   Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, retained $1,296 during the period ended October 31, 1997, from commissions earned on sales of the Fund's shares.
   (b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, the Fund pays the Distributor for distributing the Fund's Class B and Class C shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended October 31, 1997, the Fund was charged $183,288 and $337 for Class B and Class C shares, respectively, pursuant to the Distribution Plan.
   (c) Under the Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the average daily net assets of Class A, Class B and Class C shares for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 1997 the Fund was charged $255,558, $91,644 and $112 for Class A, Class B and Class C shares, respectively, pursuant to the Shareholder Services Plan.
   The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended October 31, 1997, the Fund was charged $74,742 pursuant to the transfer agency agreement.

Dreyfus Premier State Municipal Bond Fund,  Pennsylvania Series
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

   (d) Each trustee who is not an "affiliated person" as defined in the Act receives from the Trust an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--Securities Transactions:
   The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 1997 amounted to $55,492,955and $64,953,583, respectively.
   At October 31, 1997, accumulated net unrealized appreciation on investments was $14,340,225, consisting of $14,354,226 gross unrealized appreciation and $14,001 gross unrealized depreciation.
   At October 31, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes
(see the Statement of Investments).

Dreyfus Premier State Municipal
Bond Fund, Pennsylvania Series
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940




Printed in U.S.A.                 058/620SA9710